                            THE TESSERACT GROUP, INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Full Name of Optionee:        Benjamin Nazarian
--------------------------------------------------------------------------------
 Number of Shares Covered:  5,000        Date of Grant:  July 14, 1998
--------------------------------------------------------------------------------
 Exercise Price per Share:  $4.75        Expiration Date:  July 13, 2008
--------------------------------------------------------------------------------
      Exercise Schedule (Cumulative):
--------------------------------------------------------------------------------

                                              Number of Shares as to Which
      Date of Vesting                         Option is Exercisable

      July 14, 1999                           5,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This is a NONSTATUTORY STOCK OPTION AGREEMENT between The TesseracT Group, Inc., a Minnesota corporation (the "Company"), and the optionee (the "Optionee") listed above.

WHEREAS, the Company desires to carry out the purposes of The TesseracT Group, Inc., 1988 Stock Option Plan, as Amended and Restated (the "Plan"), by affording the Optionee an opportunity to purchase shares of Common Stock of the Company, par value $.01 per share (the "Shares"), according to the terms set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.   GRANT OF OPTION.

     Subject to the terms of the Plan, the Company hereby grants to the Optionee the right and option (the "Option") to purchase the number of Shares specified at the beginning of this Agreement, on the terms and conditions hereinafter set forth. The Option is not intended by the Company to be an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.   PURCHASE PRICE.

     The purchase price of each of the Shares subject to the Option shall be the exercise price per share specified at the beginning of this Agreement, which price has been specified in accordance with the Plan.

3.   OPTION PERIOD.

     (a) Subject to the provisions of paragraphs 5(a), 5(b) and 6(b) hereof, the Option shall become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule shall be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule. Notwithstanding the foregoing or any other provision herein to the contrary, the Option shall become immediately exercisable:

          (i) upon the occurrence of the death or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), of the Optionee (as more particularly described in paragraphs 5(a)(ii) or 5(b) and 6(a) hereof); or

          (ii) in the event that the committee under the Plan (the "Committee") shall declare pursuant to paragraph 6(b) hereof that the Option shall be cancelled at the time of, or immediately prior to the occurrence of an Event, as defined in paragraph 6(b) hereof.

     (b) The Option and all rights to purchase Shares thereunder shall cease on the earliest of:

          (i) the expiration date specified at the beginning of this Agreement (which date shall not be more than ten years after the date of this Agreement);

          (ii) the expiration of the period after the termination of the Optionee's employment (as defined in paragraph 4 of the Plan) within which the Option is exercisable as specified in paragraph 5(a) or 5(b), whichever is applicable; or

          (iii) the date, if any, fixed for cancellation pursuant to paragraph 6(b) hereof.

     Notwithstanding any other provision in this Agreement, in no event may anyone exercise the Option, in whole or in part, after its original expiration date.

4.   MANNER OF EXERCISING OPTION.

     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised by delivering written notice of exercise to the Company at its principal executive office, to the attention of its Chief Financial Officer. The notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person exercising the Option. If the person exercising the Option is not the Optionee, he or she also shall send with the notice appropriate proof of his or her right to exercise the Option. Such notice shall be accompanied by payment (by check, bank draft or money order payable to the

          Company) of the full purchase price of the Shares being purchased; alternatively, such notice may be accompanied by certificates for unencumbered Shares having an aggregate Fair Market Value (as defined in paragraph 5(c) of the Plan) on the date of exercise equal to the purchase price of the Shares to be purchased or a combination of cash and such unencumbered Shares. The Optionee shall duly endorse all certificates delivered to the Company pursuant to this subparagraph in blank and shall represent and warrant in writing that he or she is the owner of the Shares so delivered free and clear of all liens, security interests and other restrictions or encumbrances. Notwithstanding the other terms and conditions of this subparagraph, the Optionee shall not be permitted to pay any portion of the purchase price of the Shares being purchased with Shares of the Company if the Committee believes that payment in such manner could have an effect on the Company's financial statements.

     (b) As soon as practicable after receipt of the purchase price provided for above, the Company shall deliver to the person exercising the Option, in the name of the Optionee or his or her estate or heirs, as the case may be, a certificate or certificates representing the Shares being purchased. The Company shall pay all original issue or transfer taxes, if any, with respect to the issue or transfer of the Shares to the person exercising the Option and all fees and expenses necessarily incurred by the Company in connection therewith. All Shares so issued shall be FULLY paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required, upon the exercise of this Option or any part thereof, to issue or deliver any Shares prior to the completion of such registration or other qualification of such Shares under any State law, rule or regulation as the Company shall determine to be necessary or desirable.

5.   EXERCISABILITY OF OPTION AFTER TERMINATION OF EMPLOYMENT.

     (a) During the lifetime of the Optionee, the Option may be exercised only while the Optionee is employed (as defined in paragraph 4 of the Plan) by the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date of this Agreement, except that:

          (i) if the Optionee is not an Outside Director (as defined in paragraph 4 of the Plan), the Option shall continue to be exercisable for three months after termination of the Optionee's employment but only to the extent that the Option was exercisable immediately prior to the Optionee's termination of employment, and if the Optionee is an Outside Director, the Option shall continue to be exercisable after the Optionee ceases to be a director of the Company but only to the extent that the Option was exercisable immediately prior to the Optionee's ceasing to be a director;

          (ii) in the event the Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) while employed, the Optionee or his or her legal representative may exercise the Option within one year after the termination of the Optionee's employment; and

          (iii) if the Optionee's employment terminates after a declaration pursuant to paragraph 6(b) of this Agreement, the Optionee may exercise the Option at any time permitted by such declaration.

     (b) In the event of the Optionee's death while employed by the Company or a parent or subsidiary thereof, or within three months after his or her termination of employment, the legal representative, heirs or legatees of the Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option within one year after the death of the Optionee.

     (c) Neither the transfer of the Optionee between any combination of the Company, its parent and any subsidiary of the Company, nor a leave of absence granted to the Optionee and approved by the Committee, shall be deemed a termination of employment. The terms "parent" and "subsidiary" as used herein shall have the meaning ascribed to "parent corporation" and "subsidiary corporation," respectively, in Sections 425(e) and (f) (or successor provisions) of the Code.

6.   ACCELERATION OF OPTION.

     (a) DISABILITY OR DEATH. If paragraph 5(a)(ii) or 5(b) of this Agreement is applicable, the Option, whether or not previously exercisable, shall become immediately exercisable in full if the Optionee shall have been employed continuously by the Company or a parent or subsidiary thereof between the date the Option was granted and the date of such disability or, in the event of death, a date not more than three months, prior to such death.

     (b) DISSOLUTION, LIQUIDATION, MERGER. In the event of (i) a proposed merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, unless appropriate provision shall have been made for the protection of the Option by the substitution, in lieu of the Option, of an option to purchase appropriate voting common stock (the "Survivor's Stock") of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively, by the delivery of a number of shares of the Survivor's Stock which has a Fair Market Value (as defined in paragraph 5(c) of the Plan) as of the effective date of such merger or consolidation equal to the product of
          (A) the excess of (x) the Event Proceeds per Share (as hereinafter defined) covered by the Option as of such effective date, over (y) the Option exercise price per Share, times (B) the number of Shares covered by the Option, or (ii) the proposed dissolution or liquidation of the Company (such merger, consolidation, dissolution or liquidation being herein called an "Event"), the Committee shall declare, at least ten days prior to the actual effective date of an Event, and provide written notice to the Optionee of the declaration, that the Option, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the Event (unless it shall have been exercised prior to the occurrence of the Event) in exchange for payment to the Optionee, within ten days after the Event, of cash equal to the amount (if any), for each Share covered by the cancelled Option, by which the Event Proceeds per Share (as hereinafter defined) exceeds the exercise price per Share covered by the Option. At the time of the declaration provided for in the immediately preceding sentence, the Option shall immediately become exercisable in full and the Optionee shall have the right, during the period preceding the time of cancellation of the Option, toexercise the Option as to all or any part of the Shares covered thereby. The Option, to the extent it shall not have been exercised prior to the Event, shall be cancelled at the time of, or immediately prior to, the Event, as provided in the declaration, and this Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph 6(b). For purposes of this paragraph, "Event Proceeds per Share" shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the Shareholders of the Company upon the occurrence of the Event.

7.   LIMITATION ON TRANSFER.

     During the lifetime of the Optionee, only the Optionee or his or her guardian or legal representative may exercise the Option. The Optionee shall not assign or transfer the Option otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and the Option shall not be subject to pledge, hypothecation, execution, attachment or similar process. Any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option, shall be null and void.

8.   SHAREHOLDER RIGHTS BEFORE EXERCISE.

     The Optionee shall have none of the rights of a Shareholder of the Company with respect to any Share subject to the Option until the Share is actually issued to him or her upon exercise of the Option.

9.   DISCRETIONARY ADJUSTMENT.

     The Committee may in its sole discretion make appropriate adjustments in the number of Shares subject to the Option and in the purchase price per Share to give effect to any adjustments made in the number of outstanding Shares of the Company through a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other relevant change, provided that fractional Shares shall be rounded to the nearest whole share.

10.  TAX WITHHOLDING.

     The parties hereto recognize that the Company or a parent or subsidiary thereof may be obligated to withhold federal and state income taxes and social security or other taxes upon the Optionee's exercise of the Option. The Optionee agrees that, at the time he or she exercises the Option, if the Company or a parent or subsidiary thereof is required to withhold such taxes, he or she will promptly pay in cash upon demand to the Company, or the parent or subsidiary having such obligation, such amounts as shall be necessary to satisfy such obligation; provided, however, that in lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, (or, in the case of an Optionee who is an Outside Director (as defined in paragraph 4 of the Plan), the Committee shall) permit the Optionee to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the Optionee's full FICA and federal, state and local income tax with respect to income arising from the exercise of the Option, through a reduction of the number of Shares delivered to the Optionee or through a subsequent return to the Company of Shares delivered to the Optionee. If the Optionee is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, any such election is also subject to the following:

     (a) TIME OF ELECTION. The Optionee may make the election only during certain specified time periods, as follows:

          (i) the election may be made during the period beginning on the third business day following the date of public release of the Company's quarterly or annual financial statement and ending on the twelfth business day following such date of public release; or

          (ii) the election may be made at least six months prior to the date as of which the amount of tax to be withheld is determined;

          provided, however, an election by the Optionee pursuant to clause (i) or (ii) may not be made within six months of the date of grant of the Option unless the Optionee's death or disability occurs during said six-month period.

     (b) COMMITTEE APPROVAL, REVOCATION. The Committee's approval of such an election, if given, may be granted in advance but is subject to revocation by the Committee at any time. In the case of an Optionee who is an Outside Director (as defined in paragraph 4 of the Plan), such election by the Optionee shall not be subject to approval nor revocation by the Committee in accordance with the Plan. Once an election is made, the Optionee may not revoke it.

11.  INTERPRETATION OF THIS AGREEMENT.

     All decisions and interpretations made by the Committee with regard to any question arising hereunder of under the Plan shall be binding and conclusive upon the Company and the Optionee. In the event that there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

12.  DISCONTINUANCE OF EMPLOYMENT.

     This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary thereof, and the Company or any such parent or subsidiary thereof employing the Optionee may terminate his or her employment and otherwise deal with the Optionee without regard to the effect it may have upon him or her under this Agreement.

13.  GENERAL.

     The Company shall at all times during the term of this Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement. This Agreement shall be binding in all respects on the Optionee's heirs, representatives, successors and assigns. This Agreement is entered into under the laws of the State of Minnesota and shall be construed and interpreted thereunder.



IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the 14th day of July 1998.




                                        ------------------------------------

                                        Optionee



                                        THE TESSERACT GROUP, INC.


                                        By
                                           ---------------------------------
                                        Its Chief Financial Officer

                             THE TESSERACT GROUP, INC.
                        NONSTATUTORY STOCK OPTION AGREEMENT


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--------------------------------------------------------------------------------
 Full Name of Optionee:        Benjamin Nazarian
--------------------------------------------------------------------------------
 Number of Shares Covered:  10,000       Date of Grant:  November 12, 1998
--------------------------------------------------------------------------------
 Exercise Price per Share:  $3.75        Expiration Date:  November 11, 2008
--------------------------------------------------------------------------------
      Exercise Schedule (Cumulative):
--------------------------------------------------------------------------------

                                              NUMBER OF SHARES AS TO WHICH
      DATE OF VESTING                         OPTION IS EXERCISABLE

      November 12, 1999*                      10,000

      * Vesting of options occurs on
      the earlier of one year after
      the date of grant or the date of
      the first annual meeting of
      shareholders following the date
      of grant if the optionee does
      not stand for reelection.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This is a NONSTATUTORY STOCK OPTION AGREEMENT between The TesseracT Group, Inc., a Minnesota corporation (the "Company"), and the optionee (the "Optionee") listed above.

WHEREAS, the Company desires to carry out the purposes of The TesseracT Group, Inc., 1988 Stock Option Plan, as Amended and Restated (the "Plan"), by affording the Optionee an opportunity to purchase shares of Common Stock of the Company, par value $.01 per share (the "Shares"), according to the terms set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.   GRANT OF OPTION.

     Subject to the terms of the Plan, the Company hereby grants to the Optionee the right and option (the "Option") to purchase the number of Shares specified at the beginning of this Agreement, on the terms and conditions hereinafter set forth. The Option is not intended by the Company to be an "incentive stock option" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

2.   PURCHASE PRICE.

     The purchase price of each of the Shares subject to the Option shall be the exercise price per share specified at the beginning of this Agreement, which price has been specified in accordance with the Plan.

3.   OPTION PERIOD.

     (a) Subject to the provisions of paragraphs 5(a), 5(b) and 6(b) hereof, the Option shall become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule shall be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule. Notwithstanding the foregoing or any other provision herein to the contrary, the Option shall become immediately exercisable:

          (i) upon the occurrence of the death or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), of the Optionee (as more particularly described in paragraphs 5(a)(ii) or 5(b) and 6(a) hereof); or

          (ii) in the event that the committee under the Plan (the "Committee") shall declare pursuant to paragraph 6(b) hereof that the Option shall be cancelled at the time of, or immediately prior to the occurrence of an Event, as defined in paragraph 6(b) hereof.

     (b) The Option and all rights to purchase Shares thereunder shall cease on the earliest of:

          (i) the expiration date specified at the beginning of this Agreement (which date shall not be more than ten years after the date of this Agreement);

          (ii) the expiration of the period after the termination of the Optionee's employment (as defined in paragraph 4 of the Plan) within which the Option is exercisable as specified in paragraph 5(a) or 5(b), whichever is applicable; or

          (iii) the date, if any, fixed for cancellation pursuant to paragraph 6(b) hereof.

     Notwithstanding any other provision in this Agreement, in no event may anyone exercise the Option, in whole or in part, after its original expiration date.

4.   MANNER OF EXERCISING OPTION.

     (a) Subject to the terms and conditions of this Agreement, the Option may be exercised by delivering written notice of exercise to the Company at its principal executive office, to the attention of its Chief Financial Officer. The notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, and shall be signed by the person exercising the Option. If the person exercising the Option is not the Optionee, he or she also shall send with the notice appropriate proof of his or her right to exercise the Option. Such notice shall be accompanied by payment (by check, bank draft or money order payable to the Company) of the full purchase price of the Shares being purchased; alternatively, such notice may be accompanied by certificates for unencumbered Shares having an aggregate Fair Market Value (as defined in paragraph 5(c) of the Plan) on the date of exercise equal to the purchase price of the Shares to be purchased or a combination of cash and such unencumbered Shares. The Optionee shall duly endorse all certificates delivered to the Company pursuant to this subparagraph in blank and shall represent and warrant in writing that he or she is the owner of the Shares so delivered free and clear of all liens, security interests and other restrictions or encumbrances. Notwithstanding the other terms and conditions of this subparagraph, the Optionee shall not be permitted to pay any portion of the purchase price of the Shares being purchased with Shares of the Company if the Committee believes that payment in such manner could have an effect on the Company's financial statements.

     (b) As soon as practicable after receipt of the purchase price provided for above, the Company shall deliver to the person exercising the Option, in the name of the Optionee or his or her estate or heirs, as the case may be, a certificate or certificates representing the Shares being purchased. The Company shall pay all original issue or transfer taxes, if any, with respect to the issue or transfer of the Shares to the person exercising the Option and all fees and expenses necessarily incurred by the Company in connection therewith. All Shares so issued shall be FULLY paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required, upon the exercise of this Option or any part thereof, to issue or deliver any Shares prior to the completion of such registration or other qualification of such Shares under any State law, rule or regulation as the Company shall determine to be necessary or desirable.

5.   EXERCISABILITY OF OPTION AFTER TERMINATION OF EMPLOYMENT.

     (a) During the lifetime of the Optionee, the Option may be exercised only while the Optionee is employed (as defined in paragraph 4 of the Plan) by the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date of this Agreement, except that:

          (i) if the Optionee is not an Outside Director (as defined in paragraph 4 of the Plan), the Option shall continue to be exercisable for three months after termination of the Optionee's employment but only to the extent that the Option was exercisable immediately prior to the Optionee's termination of employment, and if the Optionee is an Outside Director, the Option shall continue to be exercisable after the Optionee ceases to be a director of the Company but only to the extent that the Option was exercisable immediately prior to the Optionee's ceasing to be a director;

          (ii) in the event the Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) while employed, the Optionee or his or her legal representative may exercise the Option within one year after the termination of the Optionee's employment; and

          (iii) if the Optionee's employment terminates after a declaration pursuant to paragraph 6(b) of this Agreement, the Optionee may exercise the Option at any time permitted by such declaration.

     (b) In the event of the Optionee's death while employed by the Company or a parent or subsidiary thereof, or within three months after his or her termination of employment, the legal representative, heirs or legatees of the Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option within one year after the death of the Optionee.

     (c) Neither the transfer of the Optionee between any combination of the Company, its parent and any subsidiary of the Company, nor a leave of absence granted to the Optionee and approved by the Committee, shall be deemed a termination of employment. The terms "parent" and "subsidiary" as used herein shall have the meaning ascribed to "parent corporation" and "subsidiary corporation," respectively, in Sections 425(e) and (f) (or successor provisions) of the Code.

6.   ACCELERATION OF OPTION.

     (a) DISABILITY OR DEATH. If paragraph 5(a)(ii) or 5(b) of this Agreement is applicable, the Option, whether or not previously exercisable, shall become immediately exercisable in full if the Optionee shall have been employed continuously by the Company or a parent or subsidiary thereof between the date the Option was granted and the date of such disability or, in the event of death, a date not more than three months, prior to such death.

     (b) DISSOLUTION, LIQUIDATION, MERGER. In the event of (i) a proposed merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, unless appropriate provision shall have been made for the protection of the Option by the substitution, in lieu of the Option, of an option to purchase appropriate voting common stock (the "Survivor's Stock") of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, or, alternatively, by the delivery of a number of shares of the Survivor's Stock which has a Fair Market Value (as defined in paragraph 5(c) of the Plan) as of the effective date of such merger or consolidation equal to the product of
          (A) the excess of (x) the Event Proceeds per Share (as hereinafter defined) covered by the Option as of such effective date, over (y) the Option exercise price per Share, times
          (B) the number of Shares covered by the Option, or (ii) the proposed dissolution or liquidation of the Company (such merger, consolidation, dissolution or liquidation being herein called an "Event"), the Committee shall declare, at least ten days prior to the actual effective date of an Event, and provide written notice to the Optionee of the declaration, that the Option, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the Event (unless it shall have been exercised prior to the occurrence of the Event) in exchange for payment to the Optionee, within ten days after the Event, of cash equal to the amount (if any), for each Share covered by the cancelled Option, by which the Event Proceeds per Share (as hereinafter defined) exceeds the exercise price per Share covered by the Option. At the time of the declaration provided for in the immediately preceding sentence, the Option shall immediately become exercisable in full and the Optionee shall have the right, during the period preceding the time of cancellation of the Option, toexercise the Option as to all or any part of the Shares covered thereby. The Option, to the extent it shall not have been exercised prior to the Event, shall be cancelled at the time of, or immediately prior to, the Event, as provided in the declaration, and this Plan shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph 6(b). For purposes of this paragraph, "Event Proceeds per Share" shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the Shareholders of the Company upon the occurrence of the Event.

7.   LIMITATION ON TRANSFER.

     During the lifetime of the Optionee, only the Optionee or his or her guardian or legal representative may exercise the Option. The Optionee shall not assign or transfer the Option otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and the Option shall not be subject to pledge, hypothecation, execution, attachment or similar process. Any attempt to assign, transfer, pledge, hypothecate or otherwise dispose of the Option contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option, shall be null and void.

8.   SHAREHOLDER RIGHTS BEFORE EXERCISE.

     The Optionee shall have none of the rights of a Shareholder of the Company with respect to any Share subject to the Option until the Share is actually issued to him or her upon exercise of the Option.

9.   DISCRETIONARY ADJUSTMENT.

     The Committee may in its sole discretion make appropriate adjustments in the number of Shares subject to the Option and in the purchase price per Share to give effect to any


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     adjustments made in the number of outstanding Shares of the Company through a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other relevant change, provided that fractional Shares shall be rounded to the nearest whole share.


10.  TAX WITHHOLDING.

     The parties hereto recognize that the Company or a parent or subsidiary thereof may be obligated to withhold federal and state income taxes and social security or other taxes upon the Optionee's exercise of the Option. The Optionee agrees that, at the time he or she exercises the Option, if the Company or a parent or subsidiary thereof is required to withhold such taxes, he or she will promptly pay in cash upon demand to the Company, or the parent or subsidiary having such obligation, such amounts as shall be necessary to satisfy such obligation; provided, however, that in lieu of all or any part of such a cash payment, the Committee may, but shall not be required to, (or, in the case of an Optionee who is an Outside Director (as defined in paragraph 4 of the Plan), the Committee shall) permit the Optionee to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the Optionee's full FICA and federal, state and local income tax with respect to income arising from the exercise of the Option, through a reduction of the number of Shares delivered to the Optionee or through a subsequent return to the Company of Shares delivered to the Optionee. If the Optionee is subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, any such election is also subject to the following:

     (a) TIME OF ELECTION. The Optionee may make the election only during certain specified time periods, as follows:

          (i) the election may be made during the period beginning on the third business day following the date of public release of the Company's quarterly or annual financial statement and ending on the twelfth business day following such date of public release; or

          (ii) the election may be made at least six months prior to the date as of which the amount of tax to be withheld is determined;

          provided, however, an election by the Optionee pursuant to clause (i) or (ii) may not be made within six months of the date of grant of the Option unless the Optionee's death or disability occurs during said six-month period.

     (b) COMMITTEE APPROVAL, REVOCATION. The Committee's approval of such an election, if given, may be granted in advance but is subject to revocation by the Committee at any time. In the case of an Optionee who is an Outside Director (as defined in paragraph 4 of the Plan), such election by the Optionee shall not be subject to


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          approval nor revocation by the Committee in accordance with the Plan.
          Once an election is made, the Optionee may not revoke it.

11.  INTERPRETATION OF THIS AGREEMENT.

     All decisions and interpretations made by the Committee with regard to any question arising hereunder of under the Plan shall be binding and conclusive upon the Company and the Optionee. In the event that there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

12.  DISCONTINUANCE OF EMPLOYMENT.

     This Agreement shall not give the Optionee a right to continued employment with the Company or any parent or subsidiary thereof, and the Company or any such parent or subsidiary thereof employing the Optionee may terminate his or her employment and otherwise deal with the Optionee without regard to the effect it may have upon him or her under this Agreement.

13.  GENERAL.

     The Company shall at all times during the term of this Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement. This Agreement shall be binding in all respects on the Optionee's heirs, representatives, successors and assigns. This Agreement is entered into under the laws of the State of Minnesota and shall be construed and interpreted thereunder.



IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the 4th day of November 1998.




                                        ------------------------------------
                                        Optionee



                                        THE TESSERACT GROUP, INC.


                                        By
                                           ---------------------------------
                                        Its Chief Financial Officer



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